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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): November 9, 2005
                                                         -----------------------

                         PRESTIGE BRANDS HOLDINGS, INC.


    Delaware                        001-32433                      20-1297589
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(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
  of Incorporation)                                         Identification No.)

                  90 North Broadway, Irvington, New York 10533
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          (Address of Principal executive offices, including Zip Code)

                                 (914) 524-6810
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              (Registrant's telephone number, including area code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR.13e-4(c))

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Item 1.01.  Entry into Material Definitive Agreement.

     (a) On November 9, 2005, Prestige Brands, Inc. (the "Borrower")and Prestige Brands International LLC (the "Parent") entered into an Amendment No. 2 and Waiver to the Credit Agreement ("Amendment No. 2") with the Lenders and Issuers party thereto and Citicorp North America, Inc., as agent for the Lenders and Issuers, Bank of America, N.A., as syndication agent, and Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services, Inc., as documentation agent. The Borrower and the Parent are indirect wholly owned subsidiaries of Prestige Brands Holdings, Inc. Amendment No. 2, among other things, waives certain events of default and deletes future delivery requirements in each case with respect to consolidating financial statements. A specimen copy of Amendment No. 2 was filed as Exhibit 99.1 to the Company's Current Report on Form 8-K dated October 31, 2005 and filed with the Commission on November 1, 2005 and is incorporated herein by this reference.


     (b) On November 9, 2005, Prestige Brands Holdings, Inc. (the "Company") completed the purchase of Dental Concepts, LLC ("Dental Concepts") through an acquisition of all of its outstanding membership interests. The letter of intent with respect to that transaction previously was announced on September 19, 2005.
Item 1.01 of the Company's Current Report on Form 8-K filed on September 19, 2005 is hereby incorporated by reference. The purchase price for the Dental Concepts membership interests was $30.6 million (including purchase price adjustments), which was paid through the Company's accessing its existing line of credit. On November 14, 2005, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by this reference, announcing the execution of the Dental Concepts definitive purchase agreement.



Item 7.01.  Regulation FD Disclosure.

     The information set forth in Item 1.01 above is incorporated by reference as if fully set forth herein.


Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements. None

(b) Pro Forma Financial Information. None

(c) Exhibits.

     99.1 Press Release dated November 14, 2005 Regarding Execution of Dental Concepts Definitive Purchase Agreement



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 15, 2005                   PRESTIGE BRANDS HOLDINGS, INC.


                                            By: /s/ Charles N. Jolly
                                               ---------------------------------
                                            Name: Charles N. Jolly
                                            Title: General Counsel